                                                                   Exhibit 99.49

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

COLLATERAL ANALYSIS

                                       (deal as a whole)
          FICO            Wtd Avg          Percent of     Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  High   LTV  Current Balance   Current Balance     GWAC   % MI    FICO     DTI      LTV     % SFD  % PUD
--------  ----  ----  ---------------  -----------------  -------  ----  -------  -------  -------  ------  -----
500        524  > 65%    212,213.31           1.98         8.295   0.00    515     41.38    79.82    79.94  10.65
525        549  > 65%    209,131.61           2.92         8.039   0.00    535     42.20    80.43    84.73   5.45
550        574  > 65%    216,569.70           5.56         7.820   0.00    562     41.78    83.60    75.64  16.14
575        599  > 70%    180,962.18           9.04         7.672   0.00    588     42.37    84.40    71.54  15.05
600        624  > 70%    190,301.56          17.59         7.687   0.00    611     42.77    84.16    72.63  13.10
625        649  > 70%    190,757.86          17.48         7.589   0.00    637     42.45    84.24    67.08  14.96
650        674  > 80%    118,488.23           4.73         8.751   0.00    661     41.36    94.11    65.22  14.95
675        699  > 80%    119,556.41           2.91         8.543   0.00    686     42.68    93.72    60.16  12.19
700        724  > 80%    109,397.67           1.76         8.501   0.00    711     42.47    95.13    69.14   9.01
725        749  > 85%    120,491.89           1.16         8.645   0.00    735     42.64    96.55    74.96   8.57
750        774  > 85%     87,918.22           0.36         9.088   0.00    760     42.25    97.31    59.76  11.81
775        799  > 85%     94,482.91           0.30         9.114   0.00    785     43.84    98.57    56.85  20.47
800        max  > 85%    206,678.40           0.08         7.784   0.00    803     43.97    90.37   100.00   0.00


          FICO        % Owner  % Full  % Ltd  % Stated  % Int
FICO Low  High   LTV    Occ      Doc    Doc      Doc     Only   % CA   % NY   % FL
--------  ----  ----  -------  ------  -----  --------  -----  -----  -----  -----
500        524  > 65%  100.00   62.72  22.65    14.63    0.00  33.64   3.19   9.47
525        549  > 65%   99.34   55.34  26.92    17.75    0.00  27.26   8.25   5.40
550        574  > 65%   98.84   54.79  26.74    18.47    0.00  24.60   4.90   8.40
575        599  > 70%   99.31   61.04  27.87    11.09    7.62  31.11   6.29   7.67
600        624  > 70%   98.23   32.68  21.33    45.99   13.15  39.74   8.00   6.62
625        649  > 70%   96.77   29.34  23.03    47.63   14.69  41.52   5.38   5.14
650        674  > 80%   93.99   23.78  24.14    52.07   15.14  38.07   8.92   6.89
675        699  > 80%   91.83   28.76  19.33    51.91   16.15  47.64   6.01   4.78
700        724  > 80%   86.38   37.26  19.11    43.63   23.22  53.89   7.19   3.83
725        749  > 85%   85.04   26.48  20.61    52.91   12.67  47.66   7.93   9.44
750        774  > 85%   85.75   27.64   9.86    62.50    0.00  42.87   7.71   3.83
775        799  > 85%   84.99   45.71   2.18    52.11    4.38  41.02  12.81   8.50
800        max  > 85%   83.46   23.03   0.00    76.97    0.00  16.05   0.00  16.54

          LTV              Wtd Avg         Percent of    Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
LTV Low  High    DTI   Current Balance  Current Balance    GWAC   % MI    FICO     DTI      LTV    % SFD  % PUD
-------  ----  ------  ---------------  ---------------  -------  ----  -------  -------  -------  -----  -----
 60%      64%  > 49.9%    272,596.42         0.13         6.569   0.00    555     52.37    61.25   82.22   0.00
 65%      69%  > 49.9%    227,007.90         0.16         7.563   0.00    560     52.92    67.95   91.78   0.00
 70%      74%  > 49.9%    217,204.23         0.22         6.697   0.00    604     52.78    72.58   90.18   0.00
 75%      79%  > 49.9%    259,490.10         0.53         6.965   0.00    592     52.71    76.97   64.31  24.55
 80%      84%  > 49.9%    257,113.43         4.77         6.905   0.00    639     52.95    80.33   66.07  14.77
 85%      89%  > 49.9%    280,982.41         0.80         7.171   0.00    607     53.72    86.94   69.57  12.81
 90%      94%  > 49.9%    260,757.34         1.30         7.338   0.00    635     53.58    90.49   64.87  12.79
 95%      99%  > 49.9%    221,808.37         1.07         7.881   0.00    625     53.42    95.01   51.69  27.41
100%      max  > 49.9%

          LTV          % Owner  % Full  % Ltd  % Stated  % Int
LTV Low  High    DTI     Occ      Doc    Doc      Doc     Only   % CA   % NY    % FL
-------  ----  ------  -------  ------  -----  --------  -----  -----  ------  -----
 60%      64%  > 49.9%  100.00   90.59   9.41     0.00    0.00  43.74  30.24    9.41
 65%      69%  > 49.9%  100.00   55.37  19.63    25.00    0.00  45.78   0.00   15.07
 70%      74%  > 49.9%  100.00   56.15  31.71    12.14    0.00  29.58  17.34   12.78
 75%      79%  > 49.9%   96.68   62.80  32.00     5.20    0.00  35.52  11.60   15.09
 80%      84%  > 49.9%   96.10   54.36  26.88    18.76    6.28  41.22   8.25    2.70
 85%      89%  > 49.9%  100.00   46.89  44.12     9.00    0.00  37.36   3.16    6.94
 90%      94%  > 49.9%   87.55   55.67  41.55     2.78    3.70  31.97   5.07    9.17
 95%      99%  > 49.9%   89.67   74.32  25.09     0.59    0.77  22.95  11.65    7.37
100%      max  > 49.9%

                              Wtd Avg         Percent of    Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
DTI Low  DTI High   FICO  Current Balance  Current Balance    GWAC   % MI    FICO     DTI      LTV    % SFD  % PUD
-------  --------  -----  ---------------  ---------------  -------  ----  -------  -------  -------  -----  -----
20%         24%    < 525     155,750.68          0.07        8.175   0.00    520     23.72    73.14   81.61   0.00
25%         29%    < 550     171,593.59          0.43        8.355   0.00    525     27.21    75.29   83.25  10.95
30%         34%    < 575     180,223.76          1.14        8.030   0.00    545     32.43    75.06   80.66  11.57
35%         39%    < 600     193,790.27          3.28        7.738   0.00    565     37.61    79.42   81.82   9.24
40%         44%    < 625     194,779.12          9.03        7.735   0.00    588     42.69    80.79   74.67  13.29
45%         49%    < 650     202,247.11         19.05        7.719   0.00    603     47.71    82.34   71.69  12.10
50%         54%    < 675     198,491.16          7.76        7.510   0.00    608     52.04    83.48   70.80  15.21
55%         max    < 700     213,949.28          1.45        7.318   0.00    625     57.01    85.18   55.24  15.35

                          % Owner  % Full  % Ltd  % Stated  % Int
DTI Low  DTI High   FICO    Occ      Doc    Doc      Doc     Only   % CA   % NY   % FL
-------  --------  -----  -------  ------  -----  --------  -----  -----  -----  -----
20%         24%    < 525   100.00  100.00   0.00     0.00    0.00  17.11   0.00   0.00
25%         29%    < 550   100.00   62.14  16.96    20.91    0.00  22.45   0.00  13.09
30%         34%    < 575   100.00   53.96  22.51    23.53    0.00  35.34   3.53   2.78
35%         39%    < 600   100.00   57.13  20.07    22.80    8.36  35.12   5.03   8.80
40%         44%    < 625    99.19   43.59  18.08    38.33   12.18  38.82   8.97   6.13
45%         49%    < 650    98.72   37.48  20.07    42.45    6.38  36.13   8.69   5.80
50%         54%    < 675    98.16   53.13  28.62    18.25    2.31  35.94   6.59   7.64
55%         max    < 700    97.00   59.62  33.28     7.09    0.00  38.83  10.75   2.19

LIMITED AND STATED DOC

          FICO      Wtd Avg          Percent of     Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  High  Current Balance   Current Balance     GWAC   % MI    FICO     DTI      LTV     % SFD  % PUD
--------  ----  ---------------  -----------------  -------  ----  -------  -------  -------  ------  -----
500        524     225,100.23           0.96         8.368   0.00    515     39.69    72.29    81.69   9.64
525        549     232,020.83           1.52         7.966   0.00    537     41.32    76.35    83.94   4.54
550        574     244,300.49           2.95         7.648   0.00    562     39.78    76.65    82.12  10.85
575        599     241,011.50           4.32         7.592   0.00    587     40.84    80.32    71.81  11.02
600        624     207,310.75          13.40         7.761   0.00    612     41.91    82.40    73.87  11.07
625        649     198,273.57          13.13         7.703   0.00    637     42.06    82.57    66.80  14.36
650        674     201,378.66          12.27         7.682   0.00    662     41.58    83.57    62.57  14.35
675        699     205,810.43           7.85         7.564   0.00    686     42.49    82.82    59.68  13.95
700        724     195,123.19           4.73         7.564   0.00    710     41.13    83.59    72.42  15.30
725        749     234,674.54           3.60         7.387   0.00    735     40.95    83.35    74.21   8.43
750        774     197,367.79           1.39         7.466   0.00    761     40.24    83.12    68.66  16.56
775        799     236,055.28           1.18         7.428   0.00    785     40.33    82.09    65.34  16.12
800        max     296,559.36           0.16         6.954   0.00    803     43.28    79.67   100.00   0.00

          FICO  % Owner  % Full  % Ltd  % Stated  % Int
FICO Low  High    Occ      Doc    Doc      Doc     Only   % CA   % NY   % FL
--------  ----  -------  ------  -----  --------  -----  -----  -----  -----
500        524   100.00   0.00   49.12    50.88    0.00  30.50   8.96   9.96
525        549    99.30   0.00   55.21    44.79    0.00  33.95  10.43   6.58
550        574    98.20   0.00   52.43    47.57    0.00  34.67   6.45  11.07
575        599    97.97   0.00   65.22    34.78    5.46  43.25   9.68   6.68
600        624    98.10   0.00   30.27    69.73    7.98  44.81   8.79   6.82
625        649    97.65   0.00   31.70    68.30    9.71  44.35   5.95   4.65
650        674    97.54   0.00   25.69    74.31   16.75  43.78   9.41   6.59
675        699    95.09   0.00   21.15    78.85   26.05  45.87   8.15   5.29
700        724    92.03   0.00   22.32    77.68   34.72  53.09   4.08   4.43
725        749    88.03   0.00   26.88    73.12   34.02  50.45   4.91   7.37
750        774    90.88   0.00   16.37    83.63   40.61  51.88   8.14   5.81
775        799    92.44   0.00   18.72    81.28   32.48  60.25  15.03   1.61
800        max   100.00   0.00    0.00   100.00   15.15  54.53   0.00   0.00

IO LOANS

          FICO      Wtd Avg          Percent of     Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  High  Current Balance   Current Balance     GWAC   % MI    FICO     DTI      LTV     % SFD  % PUD
--------  ----  ---------------  -----------------  -------  ----  -------  -------  -------  ------  -----
500        524
525        549
550        574
575        599     277,091.99           0.81         6.845   0.00   591      39.04    79.88    88.19   4.86
600        624     286,164.27           2.55         6.816   0.00   613      38.54    81.87    78.45  12.50
625        649     284,575.69           2.61         6.616   0.00   638      40.24    81.61    70.95  15.61
650        674     303,024.47           2.90         6.859   0.00   663      39.07    81.92    70.14  12.55
675        699     301,111.15           2.71         6.825   0.00   686      41.07    80.18    63.62  21.39
700        724     325,070.79           2.44         6.721   0.00   712      40.86    80.72    69.20  17.25
725        749     365,389.84           1.76         6.679   0.00   736      39.60    80.22    83.15   7.51
750        774     316,068.70           0.67         6.768   0.00   761      41.02    79.39    75.27   9.03
775        799     344,484.86           0.68         6.787   0.00   786      36.22    80.98    54.96  10.99
800        max     314,500.00           0.02         6.900   0.00   809      35.90    85.00   100.00   0.00

          FICO  % Owner  % Full  % Ltd  % Stated   % Int
FICO Low  High    Occ      Doc    Doc      Doc     Only    % CA   % NY   % FL
--------  ----  -------  ------  -----  --------  ------  -----  -----  -----
500        524
525        549
550        574
575        599   100.00   70.85  25.59     3.56   100.00  50.83  10.88  11.65
600        624    96.60   58.17  38.00     3.83   100.00  53.28   3.73   3.41
625        649   100.00   51.12  46.08     2.80   100.00  49.43   2.64   4.44
650        674    98.89   29.09  29.09    41.82   100.00  58.41   7.97   5.84
675        699    97.77   24.55  24.23    51.21   100.00  63.91   2.13   4.09
700        724    97.43   32.65  19.15    48.20   100.00  66.23   7.21   3.01
725        749    95.95   30.52  24.70    44.78   100.00  72.54   2.69   9.83
750        774    97.26   16.41  12.51    71.08   100.00  64.83  10.40   4.71
775        799    96.36   43.92  18.15    37.93   100.00  66.83  13.59   0.00
800        max   100.00    0.00   0.00   100.00   100.00   0.00   0.00   0.00